EXHIBIT 32.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Steven Bruk, the President, Principal Executive Officer and Principal Accounting and Financial Officer of slabsdirect.com, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 25, 2004

/s/ Steven Bruk
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Steven Bruk
President, Principal Executive Officer and
  Principal Accounting and Financial Officer